                                                                   EXHIBIT 10.23


GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY



                          AMENDMENT TO LOAN DOCUMENTS

BORROWER:    SYQUEST TECHNOLOGY, INC.
ADDRESS:     47071 BAYSIDE PARKWAY
             FREMONT, CALIFORNIA 94538

DATE:        DECEMBER 10, 1996


  THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK BUSINESS CREDIT, A DIVISION OF NATIONSCREDIT COMMERCIAL CORPORATION ("GBC"), whose address is 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 9C024 and the borrower named above ("Borrower").

  The Parties agree to amend the Loan and Security Agreement between them, dated January 17, 1996, and accepted by GBC as of January 23, 1996 (as amended from time to time, the "Loan Agreement"), as follows, effective as of the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

  1. MODIFIED SECTION 6.1. Section 6.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

     "6.1 MATURITY DATE. This Agreement shall continue in effect until the maturity date set forth on the Schedule (the "Maturity Date"); provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other not less than thirty (30) days prior to the next Maturity Date (the "Notice of Termination Date"), that such party elects to terminate this Agreement effective on the next Maturity Date, provided that for the Maturity Date of March 7, 1997, the Notice of Termination Date shall be February 7, 1997."

  2. MATURITY DATE. The section of the Schedule to the Loan Agreement entitled "Maturity Date" is hereby amended to read as follows:

"Maturity Date
Section 6.1       MARCH 7, 1997, subject to automatic renewal as provided in
                  Section 6.1 above, and early termination as provided in
                  Section 6.2 above."

  3. REPRESENTATIONS TRUE. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement, as amended hereby. are true and correct.

  4. GENERAL PROVISIONS. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.


BORROWER:                                     GBC:

SYQUEST TECHNOLOGY, INC.                      GREYROCK BUSINESS CREDIT,
                                              A DIVISION OF NATIONSCREDIT
BY________________________________            COMMERCIAL CORPORATION
  PRESIDENT OR VICE PRESIDENT
BY________________________________            BY________________________________
  SECRETARY OR ASS'T SECRETARY                TITLE_____________________________

ACKNOWLEDGED, AGREED AND CONSENTED TO BY:

SYQUEST TECHNOLOGY, B.V.


BY________________________________
    TITLE:


BY________________________________
    TITLE:

                              GUARANTOR'S CONSENT

  The undersigned, guarantors, acknowledge that their consent to the foregoing Amendment is not required, but the undersigned nevertheless do hereby consent to the foregoing Amendment and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty and Waiver executed by the undersigned in favor of Congress, all of which are hereby ratified and affirmed and shall continue in full force and effect.

Guarantor Signature:

     SyQuest Technology (S) Pte. Ltd.

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology International

     By________________________________
     Title_____________________________

Guarantor Signature:

     Iote Memories Corporation (formerly Microdisk)

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology Holding Corporation

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology GmbH

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology K.K.

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology SARL

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology (M) Sdn. Bhd.

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology Limited

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology Pty. LTD.

     By________________________________
     Title_____________________________

Guarantor Signature:

     SyQuest Technology B.V.

     By________________________________
     Title_____________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY (S) PTE. LTD.,
             A CORPORATION ORGANIZED UNDER THE LAWS OF SINGAPORE

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY INTERNATIONAL
             A CORPORATION ORGANIZED UNDER THE LAWS OF THE CAYMAN ISLANDS

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:   IOTE MEMORIES CORPORATION (FORMERLY MICRODISK)
            A CORPORATION ORGANIZED UNDER THE LAWS OF THE STATE OF CALIFORNIA

DATE:       JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.

                              _________________________________
                              Secretary or Assistant Secretary

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY HOLDING CORPORATION
             A CORPORATION ORGANIZED UNDER THE LAWS OF THE CAYMAN ISLANDS

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY GMBH
             A CORPORATION ORGANIZED UNDER THE LAWS OF GERMANY

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY K.K.
             A CORPORATION ORGANIZED UNDER THE LAWS OF JAPAN

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY SARL
             A CORPORATION ORGANIZED UNDER THE LAWS OF FRANCE

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY (M) SDN. BHD.
             A CORPORATION ORGANIZED UNDER THE LAWS OF MALAYSIA

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY LIMITED
             A CORPORATION ORGANIZED UNDER THE LAWS OF THE UNITED KINGDOM

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY PTY. LTD.
             A CORPORATION ORGANIZED UNDER THE LAWS OF AUSTRALIA

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________

GREYROCK
BUSINESS
CREDIT

A NATIONSBANK COMPANY

CERTIFIED RESOLUTION - GUARANTEE

BORROWER:    SYQUEST TECHNOLOGY B.V.
             A CORPORATION ORGANIZED UNDER THE LAWS OF THE NETHERLANDS

DATE:        JULY 1, 1996

I, the undersigned, an authorized signatory on behalf of the above-named corporation, a corporation organized under the laws of the jurisdiction set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

WHEREAS, it is in the direct interest of this corporation to assist the following person (the "Borrower"):

                            SYQUEST TECHNOLOGY, INC.

in procuring credit from Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC"), because Borrower is an affiliate of this corporation, furnishes goods or services to this corporation, purchases or acquires goods or services from this corporation, and/or otherwise has a direct or indirect corporate or business relationship with this corporation;

RESOLVED, that any officer of this corporation is hereby authorized and directed to: execute and deliver on behalf of this corporation a guarantee with respect to all indebtedness, liabilities and obligations of Borrower to GBC, whether now existing or hereafter arising or acquired; to pledge or assign to GBC, and to grant to GBC a security interest and lien in, any and all assets and property, real and personal, of this corporation as security for all indebtedness, liabilities and obligations of this corporation to GBC, now existing or hereafter arising, including without limitation the obligations of this corporation under said guarantee, and to execute and deliver in connection therewith, one or more pledge agreements, assignments, security agreements Uniform Commercial Code financing statements, deeds of trust and mortgages, in form and substance satisfactory to GBC; to execute and deliver any and all amendments, modifications, extensions, renewals, replacements and agreements, documents, instruments relating to the foregoing or requested by GBC; and to execute and deliver any and all instruments, papers and documents and to do all other acts that said officers may deem convenient or proper to effectuate the purpose and intent of these resolutions.

RESOLVED, all actions heretofore taken and all documentation heretofore executed and delivered by any of said officers, or by any individual who currently holds or has held any of said offices, in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of this corporation in accordance with the respective terms and provisions thereof; and that the authorizations herein set forth shall remain in full force and effect until written notice of any modification or discontinuance shall be given to and actually received by GBC, but no such modification or discontinuance shall effect the validity of the acts of any person, authorized to so act with these resolutions, before the receipt of any such notice by GBC.

IN WITNESS WHEREOF, I have hereunto set my hand as such Authorized signatory on the date set forth above.

                              _________________________________